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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 2004

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

          1-11373                                    31-0958666
  (Commission File Number)               (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 19, 2004, Cardinal Health, Inc. issued the press release attached hereto as Exhibit 99.01, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

99.01  Press Release issued by the Registrant on May 19, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Cardinal Health, Inc.
                                  (Registrant)

Date:  May 19, 2004               By:  /s/ Paul S. Williams
                                       ---------------------
                                       Name:  Paul S. Williams
                                       Title: Executive Vice President,
                                              Chief Legal Officer and Secretary




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                                  EXHIBIT INDEX


99.01    Press Release issued by the Registrant on May 19, 2004.




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